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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of Earliest Event Reported):            AUGUST 31, 2005

                                 ORBIT/FR, INC.
                 (Exact Name of Issuer as Specified in Charter)


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

        DELAWARE                                0-22583                       23-2874370
(State or Other Jurisdiction of         (Commission File Number)     (I.R.S. Employer Identification
Incorporation or Organization)                                                  Number)
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506 PRUDENTIAL ROAD, HORSHAM, PENNSYLVANIA                         19044
 (Address of Principal Executive Offices)                        (Zip Code)


                                 (215) 674-5100
              (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 6, 2005, Orbit/FR, Inc. (the "Company") announced that it had entered into a Consent Agreement with the Office of Defense Trade Controls Compliance, Directorate of Defense Trade Control of the United States Department of State (the "Department") providing for the termination of the statutory disbarment which had prohibited the Company's direct or indirect participation in exports subject to the Arms Export Control Act (22 U.S.C. 27789E)) (the "Act") and the Act's implementing regulations, the International Traffic in Arms Regulations (22 CFR Parts 120-130) ("ITAR") resulting from the Company's March 2000 conviction for violations of the Act, and the settlement of all civil changes, penalties and sanctions relating to those violations. The Company was notified on August 31, 2005 of the Department's execution of the Consent Agreement, the terms of which became effective as of August 29, 2005. A copy of the press release announcing the Consent Agreement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

     Pursuant to the Consent Agreement, the Company agreed to pay a penalty in the amount of $100,000 payable in the three equal annual installments. The Company also agreed to pay an additional penalty of $200,000 to cover the costs to be incurred by the Company and its affiliates over the next three years for the implementation of certain measures enumerated in the Consent Agreement relating to future compliance with the Act and ITAR. An additional $200,000 penalty was assessed against the Company but suspended subject to the compliance of the Company and its affiliates with the foregoing foreign export restrictions. The Company agreed that, for a period of six years, the Company's foreign subsidiaries will not make any new exports of any foreign defense articles (as defined in ITAR) or furnish any foreign defense service to any country subject to Part 126 of ITAR without the written consent of the Assistant Secretary of State for Political-Military Affairs. The Company's foreign affiliates agreed to comply with similar export restrictions for a period of three years.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT NO.                              DESCRIPTION
-----------    ---------------------------------------------------------------
   99.1             Press Release of Orbit/FR, Inc. issued September 6, 2005
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ORBIT/FR, INC.

Date: September 7, 2005

                                                 By: /s/  Israel Adan
                                                    ----------------------------
                                                    Name:  Israel Adan
                                                    Title: President and Chief
                                                           Executive Officer
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                                 EXHIBIT INDEX


EXHIBIT NO.                              DESCRIPTION
-----------      -------------------------------------------------------------
    99.1            Press Release of Orbit/FR, Inc. issued September 6, 2005